Intangible Assets	3 Months Ended
Mar. 31, 2026
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

NOTE 5.    Intangible Assets

Intangible assets consist of in-place resident contract intangibles that were recognized upon acquisition of the related communities. The following table summarizes the Company’s intangible assets (dollars in thousands):

	March 31,	December 31,
Intangible assets	2026	2025
Gross intangible assets	$426,510	$281,356
Accumulated amortization	(234,851)	(254,686)
Intangible assets	$191,659	$26,670
Weighted average remaining amortization period in years	2	1

During the three months ended March 31, 2026, in conjunction with the Company’s acquisitions of real estate, the Company acquired $189 million of intangible assets with a weighted average amortization period at acquisition of three years. Other activity during the three months ended March 31, 2026 includes the write-off of fully depreciated assets.